UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue, Suite 400
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on May 30, 2023, Triumph Group, Inc. (the “Company”) entered into a cooperation agreement (the “Agreement”) with Vision One Management Partners, LP (“Vision One”). On May 1, 2024, the Company and Vision One entered into an amendment to the Agreement (the “Amendment”).

Pursuant to the terms of the Amendment, the slate of director nominees recommended by the Board of Directors of the Company (the "Board") for election at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) will include Courtney R. Mather in addition to eight nominees selected by the Company in its sole discretion.

Pursuant to the Agreement, until the date pursuant to which stockholder nominations for director elections are permitted pursuant to the Company’s Amended and Restated Bylaws with respect to the 2025 annual meeting of stockholders, Vision One has agreed to customary confidentiality, standstill, voting and other obligations, including supporting each director nominated and recommended by the Board for election at the 2024 Annual Meeting.

The Company has also extended the appointment of Julio C. Acero, an Investment Analyst of Vision One, as an observer on the Board until the Company’s 2025 annual meeting of stockholders.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Cooperation Agreement, dated as of May 1, 2024, between Triumph Group, Inc. and Vision One Management Partners, LP*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request

Forward-Looking Statements

Statements in this release which are not historical facts are forward-looking statements within the meaning of the federal securities laws. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are not guarantees of future performance, condition or results, and involve risks and uncertainties which could affect the Company's actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company's reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2023, September 30, 2023, and December 31, 2023.

Important Additional Information and Where to Find It

The Company plans to file proxy materials with the SEC in connection with the solicitation of proxies for the 2024 Annual Meeting. Prior to the 2024 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website http://www.sec.gov or at the Company’s website https://ir.triumphgroup.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom, other than Daniel J. Crowley, own in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders (the “2023 Proxy Statement”), filed with the SEC on June 9, 2023 . To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2024	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary